[AIM LOGO APPEARS HERE]



[GRAPHIC COLLAGE APPEARS HERE]

AIM LIMITED MATURITY
TREASURY SHARES




ANNUAL REPORT
JULY 31, 1995

AIM LIMITED MATURITY TREASURY SHARES
For shareholders who seek high monthly income free from state taxes while maintaining relative stability of principal by investing only in U.S. Treasury Notes with maturities of three years or less.


ABOUT FUND PERFORMANCE AND DATA THROUGHOUT THIS REPORT:

o Unless otherwise indicated, Fund results were computed at net asset value without deducting a sales charge.
o When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge. Total return reflects reinvestment of all distributions.
o The 30-day yield calculation, which is based on maximum offering price, reflects the yield to maturity of the bonds in the portfolio, and includes both interest and amortization of any discount or premium to the face value of the bonds.
o The annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o The Fund's portfolio is subject to change, and there is no assurance the Fund will continue to hold any particular security.
o Standard & Poor's is a well-known credit rating agency that monitors the credit quality of bonds and other financial instruments, including mutual funds. Funds are rated from highest credit quality (AAA) to lowest credit quality (CCC) and lowest risk (aaa) to highest risk (ccc).
o An investment cannot be made in an index. Index results reflect reinvestment of distributions and do not reflect sales charges.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
For periods ended 7/31/95

Inception (12/15/87)    6.72%
Five Years              6.08
One Year                5.30

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT 12/15/87-7/31/95

                            [GRAPH APPEARS HERE]

Measurement Period            AIM Limited Maturity        Lipper Short U.S.            Consumer
12/15/87 - 7/31/95             Treasury Shares(1)     Treasury Fund Category(2)      Price Index(1)
     12/15/87                       $10,000                    $10,000                  $10,000
         7/88                        10,283                     10,430                   10,269
         7/89                        11,239                     11,522                   10,780
         7/90                        12,101                     12,333                   11,300
         7/91                        13,185                     13,419                   11,802
         7/92                        14,436                     14,911                   12,175
         7/93                        15,106                     15,785                   12,513
         7/94                        15,442                     16,046                   12,860
         7/95                        16,423                     17,143                   13,215

Past performance cannot guarantee comparable future results.
--------------------------------------------------------------------------------
(1) Source: Towers Data Systems HYPO(R).
(2) Source: Lipper Analytical Services, Inc.

Limited Maturity Treasury Shares Retail Class performance figures are historical and reflect reinvestment of all distributions, changes in net asset value, and deduction of the Retail Class's 1.00% maximum sales charge. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
   The Lipper Short U.S. Treasury Fund Category represents the average performance of short-term U.S. Treasury mutual funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
   The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.

CHAIRMAN'S LETTER


                     Dear Shareholder:

                     AIM Limited Maturity Treasury Shares Retail Class
                     continued its consistent, disciplined investment strategy
  [PHOTO of]         during the fiscal year ended July 31, 1995. The Fund
Charles T. Bauer,    purchased mainly two-year U.S. Treasury Notes, holding
  Chairman of        them until they had one year to maturity, then selling
 the Board of        them and reinvesting the proceeds in more two-year
   the Fund,         Treasuries.
 APPEARS HERE]          By adhering to this carefully defined strategy,
                     AIM Limited Maturity Treasury Shares Retail Class continued to provide competitive monthly income coupled with extremely low share price volatility.
Total return for the fiscal year ended July 31, 1995 was 6.36%, including reinvested dividends of $0.54 per share. This return outpaced the performance of the two-year U.S. Treasury Note, which delivered total returns of 6.10% during the same period.
   As of July 31, 1995, 30-day yield for AIM Limited Maturity Treasury Shares Retail Class was 5.30%. Its 30-day distribution rate was 5.97% at net asset value. Net asset value of a share remained relatively stable, closing the period at $10.03, up from $9.96 a year earlier.
   The Fund provided a potential haven of stability during a period of interest rate volatility. The year covered by this report was one of stark contrasts.
The bond market turned around from a period of negative performance to become decidedly bullish during the first half of 1995. The Federal Reserve Bank Board completed a year-long run-up in short-term interest rates designed to forestall a threatened surge in inflation. Then in early July, it eased monetary policy in light of a possible recession, lowering the Federal Funds rate by 0.25%. A discussion of the economy, your Fund's portfolio strategy, and our outlook for the months ahead appears in this report's MANAGEMENT'S DISCUSSION & ANALYSIS, which begins on the following page.
   In addition to interest rate volatility, the markets sustained such shocks as the bankruptcies of Orange County, California, and Britain's Barings PLC. Yet AIM Limited Maturity Treasury Shares Retail Class enjoys a volatility rating of aaa, the highest a bond fund can be awarded by Standard & Poor's Corporation.
In addition, the Fund continues to earn the highest possible credit quality rating of AAAf from Standard & Poor's. The rating is based on an annual analysis of the portfolio's credit quality, composition, and management, and a weekly portfolio review.
   We are pleased to send you this report on AIM Limited Maturity Treasury Shares Retail Class, whose consistent investment management has, we believe, contributed to AIM's growth. During the year covered by this report, total assets under AIM's management increased more than one-third, from approximately $26 billion to $35.7 billion. While part of this growth can be attributed to favorable market conditions, it also reflects the addition of almost 370,000 new shareholder accounts during the same period.
   If you have any questions concerning your AIM account, remember that you can now access information on current yield and total return of your AIM Fund in addition to data on your individual account by calling 800-246-5463 at any time. Or if you prefer, you can speak with a customer service representative by calling AIM Client Services at 800-959-4246 during normal business hours.


Respectfully submitted,

/s/ CHARLES T. BAUER


Charles T. Bauer
Chairman

DISCUSSION & ANALYSIS

   -------------
  At the end of the

 Fund's fiscal year,

 inflation appeared

 to be contained and

    the economy

 headed for a period

 of unspectacular yet

    solid growth.
   -------------


FUND REMAINS DISCIPLINED, CONSISTENT AS
ECONOMY AND FINANCIAL MARKETS VARY

During the first half of the fiscal year ended July 31, 1995, the U.S. economy was growing at a rate most market participants considered unsustainable.
During the fourth quarter of 1994, it grew at a 5.1% annualized rate. The Federal Reserve Bank Board pursued a restrictive monetary policy to ward off anticipated inflation. In early February 1995, the Federal Reserve Board raised the Federal Funds rate a final time to 6%, up from 4.25% as of July 31, 1994. The goal: a "soft landing" of moderate economic growth without recession.
   As 1995 unfolded, evidence mounted that the strategy was working. During the first quarter of the year, the economy delivered an annualized growth rate of 2.7%.
   News of moderating economic activity was tonic for the financial markets. Longer-term interest rates began to decline. As of July 31, 1995, a 30-year U.S. Treasury Bond yielded 6.85%, down from 7.70% six months earlier. Bond prices rallied.
   During the second quarter of 1995, economic growth dropped to an annualized rate of just 1.1%. By then, many were voicing concern that the economic slowdown could be both more abrupt and more pronounced than desirable. Economic data seemed contradictory. For example, personal income declined 0.2% during May, but the housing market boomed with sales of new single-family homes rising 12.5%.
   At the end of the Fund's fiscal year, inflation appeared to be contained and the economy headed for a period of unspectacular yet solid growth. July data remain preliminary but encouraging. Producer prices for finished consumer goods, those ready to be shipped to wholesalers or retailers, were unchanged in July; during the first seven months of 1995, producer prices had risen at an annual 1.8% rate. Capacity utilization dropped slightly in July, another indication the inflation threat may have ended. Industrial output rose; the increase was a mere 0.1%, but it was the first such rise in five months.

YOUR INVESTMENT PORTFOLIO

AIM Limited Maturity Treasury Shares Retail Class uses a strategy developed after a lengthy study by A I M Capital Management, Inc., which analyzed risk and return characteristics, adjusted for market price volatility, of various maturities of U.S. Treasury securities over a 15-year period. The result: Over a full market cycle, the most favorable risk/return trade-off generally occurs in the one- to two-year maturity range. In most markets, this is the area of steepest slope in the yield curve.

                YIELD CURVE--U.S.TREASURY ISSUES AS OF 7/31/95

                             [GRAPH APPEARS HERE]

Maturity                Yield %
 3 mo                    5.572
 6 mo                    5.586
-------------------------------
 1 yr                    5.645   Area of
 2 yr                    5.866   Investment
 3 yrs                   5.985   Focus
-------------------------------                  Source: Bloomberg
 5 yrs                   6.151
10 yrs                   6.424
30 yrs                   6.844

   On average, this one- to two-year sector of the yield curve has provided 85% to 95% of the yield of the entire Treasury curve. This part of the curve

            See important Fund disclosure on inside front cover.

made up 87% of the yield of the entire curve at the close of the fiscal year covered by this report.
   Because two-year U.S. Treasury notes are coupon-bearing securities, they tend to appreciate slightly in price as they "roll down the yield curve" to a lower interest-rate environment. This provides built-in potential for capital gains when interest rates are falling. The strategy of a "laddered maturity structure" also provides a built-in cushion against volatility when interest rates are rising.
   The "laddered maturity structure" means that approximately 8% of the portfolio matures each month from months 13 to 24. Each month approximately 8% of the portfolio approaches the mark of having one year remaining to maturity. At that point, those one-year notes are sold and the proceeds rolled back into the two-year range. AIM believes managing the portfolio in this manner ensures maximum portfolio exposure to the area of the yield curve our studies indicate is the most attractive.
   Because this strategy results in a portfolio with a duration of 1.4 years, the impact on the Fund of interest rate changes such as those that occurred during this fiscal year is generally tempered. Duration is a widely used measure of a bond fund's reaction to changes in interest rates. If a bond fund has a duration of 1.4 years, it should gain approximately 1.4% in value if interest rates drop one percentage point; conversely, it should lose 1.4% in value if interest rates rise one percentage point.
   The investment strategy of AIM Limited Maturity Treasury Shares maintains a short duration by design. The Fund is managed for liquidity and relative stability of net asset value. Historically, the Fund has not had a negative total return for a fiscal or a calendar year since its inception in 1987, and the rolling 12-month net asset value of a Fund share has never deviated more than 1.71%.

                   NET ASSET VALUE AS OF JULY 31, 1988-1995

                             [GRAPH APPEARS HERE]

        Measurement
          Period                    Net Asset
         7/88-7/95                   Value
            7/88                     $ 9.84
            7/89                       9.88
            7/90                       9.82
            7/91                       9.95
            7/92                      10.21
            7/93                      10.20
            7/94                       9.96
            7/95                      10.03

                The purpose of this chart is to illustrate the
                       relative stability of the Fund.

OUTLOOK FOR THE FUTURE

When the Federal Reserve Bank Board lowered the Federal Funds rate by 0.25% in July, such major banks as Chase Manhattan and Citibank lowered their prime lending rates. A more accommodative monetary policy by the Federal Reserve should spur economic growth, as even a modest reduction in interest rates can save corporations and consumers billions of dollars in borrowing costs.
   In the past, an initial rate cut such as July's was typically followed by further cuts. However, the Federal Reserve broke with that tradition, leaving the Federal Funds rate unchanged after its August meeting, presumably because of the most recent evidence of tamed inflation and modest economic growth. July data suggested that economic growth was accelerating, but not too sharply.
Early consensus estimates for third quarter 1995 growth are in the 2.0% to 2.5% range, exactly where the Federal Reserve would like growth to be.
   Whatever market conditions prevail, AIM Limited Maturity Treasury Shares will remain committed to its use of a laddered schedule of maturities.

            See important Fund disclosure on inside front cover.

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 1995

                                                                    PRINCIPAL
                                                                     AMOUNT
                                                    MATURITY         (000S)            VALUE
U. S. TREASURY SECURITIES

U. S. TREASURY NOTES-98.55%

6.25%                                               08/31/96        $ 33,760        $ 33,922,723
------------------------------------------------------------------------------------------------
6.50%                                               09/30/96          32,480          32,749,259
------------------------------------------------------------------------------------------------
6.875%                                              10/31/96          32,800          33,227,384
------------------------------------------------------------------------------------------------
7.25%                                               11/30/96          32,635          33,225,041
------------------------------------------------------------------------------------------------
7.50%                                               12/31/96          32,725          33,472,439
------------------------------------------------------------------------------------------------
7.50%                                               01/31/97          33,000          33,786,720
------------------------------------------------------------------------------------------------
6.875%                                              02/28/97          32,590          33,100,034
------------------------------------------------------------------------------------------------
6.625%                                              03/31/97          33,185          33,593,507
------------------------------------------------------------------------------------------------
6.50%                                               04/30/97          32,780          33,124,846
------------------------------------------------------------------------------------------------
6.125%                                              05/31/97          32,700          32,832,762
------------------------------------------------------------------------------------------------
5.625%                                              06/30/97          32,725          32,590,500
------------------------------------------------------------------------------------------------
5.875%                                              07/31/97          32,500          32,511,700
------------------------------------------------------------------------------------------------
         Total U.S. Treasury Securities                                              398,136,915
------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-98.55%                                                    398,136,915
------------------------------------------------------------------------------------------------
         OTHER ASSETS LESS LIABILITIES-1.45%                                           5,873,459
------------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                         $404,010,374
================================================================================================


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1995

ASSETS:

Investments, at market value (cost $394,125,287)                                $398,136,915
--------------------------------------------------------------------------------------------
Cash                                                                                  18,054
--------------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                                 2,041,751
--------------------------------------------------------------------------------------------
  Interest                                                                         5,497,050
--------------------------------------------------------------------------------------------
Investment in deferred compensation plan                                               7,430
--------------------------------------------------------------------------------------------
Other assets                                                                         195,658
--------------------------------------------------------------------------------------------
    Total assets                                                                 405,896,858
--------------------------------------------------------------------------------------------
LIABILITIES:

Payables for:
  Fund shares reacquired                                                             786,696
--------------------------------------------------------------------------------------------
  Dividends                                                                          947,839
--------------------------------------------------------------------------------------------
  Deferred compensation                                                                7,430
--------------------------------------------------------------------------------------------
Accrued advisory fees                                                                 67,358
--------------------------------------------------------------------------------------------
Accrued distribution fees                                                             34,365
--------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                           19,330
--------------------------------------------------------------------------------------------
Accrued operating expenses                                                            23,466
--------------------------------------------------------------------------------------------
    Total liabilities                                                              1,886,484
--------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                     $404,010,374
============================================================================================

                                                INSTITUTIONAL       AIM
                                                   SHARES          SHARES           FUND
NET ASSETS:                                     $129,530,358    $274,480,016    $404,010,374
============================================================================================
Shares outstanding, $0.01 par value per share     12,915,909      27,369,326      40,285,235
============================================================================================

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                        $10.03
============================================================================================

OFFERING PRICE PER SHARE:

  (Net asset value of $10.03 divided by 99.00%)                                       $10.13
============================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended July 31, 1995

                                                  INSTITUTIONAL         AIM
                                                     SHARES           SHARES            FUND
INVESTMENT INCOME:

Interest                                            $7,406,926       $16,714,505      $24,121,431
-------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                          247,821           561,628          809,449
-------------------------------------------------------------------------------------------------
Administrative service fees                             20,670            61,529           82,199
-------------------------------------------------------------------------------------------------
Custodian fees                                           7,205             9,215           16,420
-------------------------------------------------------------------------------------------------
Transfer agent fees                                      2,064           196,628          198,692
-------------------------------------------------------------------------------------------------
Trustees' fees and expenses                              2,380             5,774            8,154
-------------------------------------------------------------------------------------------------
Distribution fees                                           --           421,183          421,183
-------------------------------------------------------------------------------------------------
Other                                                   60,872           170,765          231,637
-------------------------------------------------------------------------------------------------
       Total expenses                                  341,012         1,426,722        1,767,734
-------------------------------------------------------------------------------------------------
Net investment income                               $7,065,914       $15,287,783       22,353,697
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Realized gain (loss) on sales of investment securities                                 (7,239,070)
-------------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                                        9,384,912
-------------------------------------------------------------------------------------------------
       Net gain on investment securities                                                2,145,842
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $24,499,539
=================================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the year ended July 31, 1995 and
the eleven months ended July 31, 1994

                                                                   1995            1994
OPERATIONS:

  Net investment income                                         $ 22,353,697    $ 18,105,773
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      (7,239,070)     (2,745,439)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                     9,384,912      (8,181,235)
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          24,499,539       7,179,099
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Institutional Shares                                            (7,065,914)     (6,248,089)
--------------------------------------------------------------------------------------------
  AIM Shares                                                     (15,287,783)    (11,857,684)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS ON
  INVESTMENT SECURITIES                                                   --      (4,076,018)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Institutional Shares                                            (6,229,532)      9,581,280
--------------------------------------------------------------------------------------------
  AIM Shares                                                     (56,819,839)     (9,292,096)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        (60,903,529)    (14,713,508)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            464,913,903     479,627,411
--------------------------------------------------------------------------------------------
  End of period                                                 $404,010,374    $464,913,903
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $410,024,906    $473,074,277
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                   (10,026,160)     (2,787,090)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                     4,011,628      (5,373,284)
--------------------------------------------------------------------------------------------
                                                                $404,010,374    $464,913,903
============================================================================================

 See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

July 31, 1995

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
   The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized short-term capital gains, if any, are distributed quarterly. Net realized long-term capital gains, if any, are distributed annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $5,819,679, which expires, if not previously utilized, in the year 2003.

E. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to more than one class, e.g., advisory fees, are allocated between them.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million. This agreement requires AIM to reduce its fee or, if necessary, make payments to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund shares are qualified for sale.

FINANCIALS

   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended July 31, 1995, the Fund reimbursed AIM $58,818 for such services.
   During the year ended July 31, 1995, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $3,349 for shareholder and transfer agency services. Effective July 1, 1995, AIFS became the exclusive transfer agent of the Institutional Shares of the Fund. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the AIM Shares and was paid $91,753 for such services for the nine months ended July 31, 1995.
   The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1995, the AIM Shares paid AIM Distributors $421,183 as compensation under the Plan.
   AIM Distributors received commissions of $89,885 during the year ended July 31, 1995 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
   The Fund paid legal fees of $2,245 for services rendered by Reid & Priest as counsel to the Board of Trustees. In September 1994, the firm Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $1,044 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust and, prior to September 1994, was a member of Reid & Priest.

FINANCIALS

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1995 was $488,664,643 and $599,080,810, respectively.
   The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of July 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                                                  $4,010,459
----------------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                                   (94,232)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                                        $3,916,227
======================================================================================================================

Cost of investments for tax purposes is $394,220,688.


NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.


NOTE 5-SHARE INFORMATION

Changes in the AIM Shares outstanding during the year ended July 31, 1995 and the eleven months ended July 31, 1994 were as follows:

                                                                      1995                            1994
                                                          ----------------------------    ----------------------------
                                                            SHARES          AMOUNT          SHARES          AMOUNT
                                                          -----------    -------------    -----------    -------------
Sold                                                       15,641,151    $ 155,346,148     13,894,980    $ 140,244,403
--------------------------------------------------------------------------------------    ----------------------------
Issued as reinvestment of dividends                         1,083,758       10,758,338        910,943        9,102,831
--------------------------------------------------------------------------------------    ----------------------------
Reacquired                                                (22,488,544)    (222,924,325)   (15,751,905)    (158,639,330)
--------------------------------------------------------------------------------------    ----------------------------
                                                           (5,763,635)   $ (56,819,839)      (945,982)   $  (9,292,096)
======================================================================================    ============================

FINANCIALS

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share of AIM Shares outstanding during the year ended July 31, 1995, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993 and the period December 15, 1987 (date operations commenced) through August 31, 1988.

                                    JULY 31,                                           AUGUST 31,
                              ---------------------    --------------------------------------------------------------------------
                               1995        1994         1993        1992        1991         1990         1989         1988
                             --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
Net asset value, beginning
  of period                  $   9.96    $   10.24    $   10.21   $   10.01   $    9.79    $    9.78     $   9.80    $    9.92
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
Income from investment
 operations:
 Net investment income           0.54         0.35         0.42        0.58        0.72         0.77         0.84         0.52
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
 Net gains (losses) on
   securities (both
   realized and unrealized       0.07        (0.20)        0.05        0.29        0.22         0.01        (0.02)       (0.12)
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
   Total from investment
     operations                  0.61         0.15         0.47        0.87        0.94         0.78         0.82         0.40
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
Less distributions:
 Dividends from net
   investment income            (0.54)       (0.35)       (0.42)      (0.58)      (0.72)       (0.77)       (0.84)       (0.52)
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
 Distributions from net
   realized capital gains          --        (0.08)       (0.02)      (0.09)         --           --           --           --
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
   Total distributions          (0.54)       (0.43)       (0.44)      (0.67)      (0.72)       (0.77)       (0.84)       (0.52)
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
Net asset value, end of
 period                      $  10.03    $    9.96    $   10.24   $   10.21   $   10.01    $    9.79     $   9.78    $    9.80
==========================   ========    =========    =========   =========   =========    =========    =========    =========
Total return(a)                 6.36%        1.52%        4.65%       8.93%       9.95%        8.32%        8.71%        4.11%
==========================   ========    =========    =========   =========   =========    =========    =========    =========
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)              $274,480    $ 329,942    $ 348,937   $ 260,454   $ 131,880    $  79,871     $ 70,781    $  62,342
==========================   ========    =========    =========   =========   =========    =========    =========    =========
Ratio of expenses to
 average net assets             0.51%(b)     0.47%(c)     0.46%       0.48%       0.54%        0.50%(d)     0.45%(e)     0.35%(c)(e)
==========================   ========    =========    =========   =========   =========    =========    =========    =========
Ratio of net investment
 income to average
 net assets                     5.44%(b)     3.75%(c)     4.07%       5.60%       7.25%        7.90%(d)     8.59%(e)     7.02%(c)(e)
==========================   ========    =========    =========   =========   =========    =========    =========    =========
Portfolio turnover rate       120.01%      120.40%      122.99%     119.62%     214.74%      192.46%      219.53%      140.83%
==========================   ========    =========    =========   =========   =========    =========    =========    =========
Borrowings for the period:
 Amount of debt outstanding
   at end of period
   (000s omitted)                  --           --           --          --          --           --     $  9,943    $  19,232
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
 Average amount of debt
   outstanding during the
   period (000s omitted)(f)        --           --           --          --          --    $   5,101     $ 14,301    $   4,110
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
 Average number of shares
   outstanding during the
   period (000s omitted)(f)    28,337       34,101       30,416      18,378      10,559        7,389        7,295        2,429
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------
 Average amount of debt per
   share during the period         --           --           --          --          --    $    0.69     $   1.96    $    1.69
--------------------------   --------    ---------    ---------   ---------   ---------    ---------    ---------    ---------

(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b)  Ratios are based on average net assets of $280,789,286.
(c)  Annualized.
(d)  After waiver of advisory fees.
(e)  After waiver of advisory fees and expense reimbursements.
(f)  Averages computed on a daily basis.

AUDITOR'S REPORT

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Investment Securities Funds

We have audited the accompanying statement of assets and liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the eleven months ended July 31, 1994, and the financial highlights for the year then ended, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993 and the period December 15, 1987 (date operations commenced) through August 31, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the eleven months ended July 31, 1994, and the financial highlights for the year then ended, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993 and the period December 15, 1987 (date operations commenced) through August 31, 1988 in conformity with generally accepted accounting principles.



                                         KPMG Peat Marwick LLP


September 1, 1995
Houston, Texas

TRUSTEES & OFFICERS

BOARD OF TRUSTEES                           OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                           11 Greenway Plaza
Chairman and Chief Executive Officer        Chairman                                   Suite 1919
A I M Management Group Inc.                                                            Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                  INVESTMENT ADVISOR
Director, President, and
Chief Executive Officer                     John J. Arthur                             A I M Advisors, Inc.
COMSAT Corporation                          Senior Vice President and Treasurer        11 Greenway Plaza
                                                                                       Suite 1919
Owen Daly II                                Gary T. Crum                               Houston, TX 77046
Director                                    Senior Vice President
Cortland Trust Inc.                                                                    TRANSFER AGENT
                                            Carol F. Relihan
Carl Frischling                             Vice President and Secretary               A I M Fund Services, Inc.
Partner                                                                                P.O. Box 4739
Kramer, Levin, Naftalis,                    Melville B. Cox                            Houston, TX 77210-4739
Nessen, Kamin & Frankel                     Vice President
                                                                                       CUSTODIAN
Robert H. Graham                            Karen Dunn Kelley
President and Chief Operating Officer       Vice President                             The Bank of New York
A I M Management Group Inc.                                                            110 Washington Street, 8th Floor
                                            Dana R. Sutton                             New York, NY 10286
John F. Kroeger                             Vice President
Formerly, Consultant                        and Assistant Secretary                    COUNSEL TO THE FUND
Wendell & Stockel Associates, Inc.
                                            P. Michelle Grace                          Ballard Spahr
Lewis F. Pennock                            Assistant Secretary                        Andrews & Ingersoll
Attorney                                                                               1735 Market Street
                                            Nancy L. Martin                            Philadelphia, PA 19103
Ian W. Robinson                             Assistant Secretary
Consultant; Former Executive                                                           COUNSEL TO THE TRUSTEES
Vice President and                          Ofelia M. Mayo
Chief Financial Officer                     Assistant Secretary                        Kramer, Levin, Naftalis,
Bell Atlantic Management                                                               Nessen, Kamin & Frankel
Services, Inc.                              Kathleen J. Pflueger                       919 Third Avenue
                                            Assistant Secretary                        New York, NY 10022
Louis S. Sklar
Executive Vice President                    Samuel D. Sirko                            DISTRIBUTOR
Hines Interests                             Assistant Secretary
Limited Partnership                                                                    A I M Distributors, Inc.
                                            Stephen I. Winer                           11 Greenway Plaza
                                            Assistant Secretary                        Suite 1919
                                                                                       Houston, TX 77046
                                            Mary J. Benson
                                            Assistant Treasurer                        AUDITORS

                                                                                       KPMG Peat Marwick LLP
                                                                                       NationsBank Building
                                                                                       700 Louisiana
                                                                                       Houston, TX 77002



 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

               A I M Distributors, Inc.                        ---------------
 [AIM LOGO     11 Greenway Plaza, Suite 1919                     BULK RATE
APPEARS HERE]  Houston, Texas 77046                             U.S. POSTAGE
                                                                    PAID
                                                                 Houston, TX
THE AIM FAMILY OF FUNDS(R)                                     Permit No. 2332
                                                               ---------------
AGGRESSIVE GROWTH
        AIM Aggressive Growth Fund*
        AIM Constellation Fund
        AIM Global Aggressive Growth Fund
GROWTH
        AIM Global Growth Fund
        AIM Growth Fund
        AIM International Equity Fund
        AIM Value Fund
        AIM Weingarten Fund
GROWTH AND INCOME
        AIM Balanced Fund
        AIM Charter Fund
INCOME AND GROWTH                                       [FULL PAGE PHOTO OF
        AIM Global Utilities Fund**                      AIM MANAGEMENT GROUP
HIGH CURRENT INCOME                                      OFFICE BUILDING]
        AIM High Yield Fund
CURRENT INCOME
        AIM Global Income Fund
        AIM Income Fund
CURRENT TAX-FREE INCOME
        AIM Municipal Bond Fund
        AIM Tax-Exempt Bond Fund of Conn.
        AIM Tax-Free Intermediate Shares
CURRENT INCOME AND HIGH DEGREE OF SAFETY
        AIM Government Securities Fund
HIGH DEGREE OF SAFETY AND CURRENT INCOME
        AIM Limited Maturity Treasury Shares
STABILITY, LIQUIDITY, AND CURRENT INCOME
        AIM Money Market Fund
STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
        AIM Tax-Exempt Cash Fund

 *AIM Aggressive Growth Fund was closed to new investors on July 18, 1995. **On May 1, 1995, AIM Utilities broadened its investment strategy to permit up to 80% of its total assets to be invested in foreign securities, and was renamed AIM Global Utilities Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.